Exhibit 99.1

2400 Xenium Lane North, Plymouth, MN 55441 ▪ (763) 551-5000 ▪ www.christopherandbanks.com

Christopher & Banks Receives Continued Listing Standards Notice from NYSE and Announces
Intention to Submit a Continued Listing Plan

MINNEAPOLIS, MN June 15, 2018 - Christopher & Banks Corporation (NYSE:CBK), a specialty women’s apparel retailer, announced today that the Company received a Continued Listing Standards Notice (the “Notice”) from the New York Stock Exchange (“NYSE”) on June 14, 2018 because (i) the Company’s 30-day trading average closing price is less than $1.00; and (ii) the Company’s average market capitalization over a consecutive 30 trading-day period was less than $50 million and its reported stockholders’ equity was slightly less than $50 million.

The Company intends to submit a plan to the NYSE by July 29, 2018 demonstrating how it intends to regain conformity with each of the continued listed standards within the applicable cure period provided under the NYSE rules.

The Company’s common stock continues to trade on the NYSE. The current noncompliance with the standards described above does not affect the Company’s ongoing business operations or its reporting requirements with the Securities and Exchange Commission.

About Christopher & Banks

Christopher & Banks Corporation is a Minneapolis-based national specialty retailer featuring exclusively designed privately branded women’s apparel and accessories. As of June 15, 2018, the Company operates 462 stores in 45 states consisting of 314 MPW stores, 79 Outlet stores, 36 Christopher & Banks stores, and 33 stores in its women’s plus size clothing division CJ Banks. The Company also operates the www.christopherandbanks.com eCommerce website.

Keywords: Christopher & Banks, CJ Banks, Women’s Clothing, Plus Size Clothing, Petites, Extended Sizes, Outfits.

Forward-Looking Statements

Certain statements in this press release may constitute forward-looking statements, made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which reflect our current views with respect to certain events that could have an effect on our future performance. The forward-looking statements relate to expectations concerning matters that are not historical facts and may use the words “will”, "expect", "anticipate", "plan", "intend", "project", "believe", “should”, "drive" "in order to" and similar expressions. Except for historical information, matters discussed in this press release may be considered forward-looking statements.

These forward-looking statements are based largely on information currently available to our management and our current expectations, assumptions, plans, estimates, judgments and projections about our business and our industry, and are subject to a number of uncertainties and risks, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause the Company's future performance and financial results to differ materially from those expressed or implied by the forward-looking statements. We cannot guarantee their accuracy or our future performance, and there are a number of known and unknown risks, uncertainties, contingencies, and other factors (many of which are outside our control) that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Accordingly, there is no assurance that our expectations will, in fact, be achieved or that our estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements.

Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include, but are not limited to, those factors described in Item 1A, “Risk Factors” and in the “Forward-Looking Statements” disclosure in Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our latest annual report on Form 10-K. All forward-looking statements that are made or attributable to us are expressly qualified in their entirety by this cautionary notice. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized.

COMPANY CONTACT:
Marc Ungerman
Interim Chief Financial Officer and
Vice President, Controller
(763) 551-5000

INVESTOR RELATIONS CONTACT:
Jean Fontana
ICR, Inc.
(646) 277-1214

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